UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549


FORM 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 3,
2005

PURE CYCLE CORPORATION
(Exact name of registrant as specified in its charter)


DELAWARE
(State or other jurisdiction of incorporation or organization)

0-8814
(Commission File Number)

84-0705083
(I.R.S. Employer Identification Number)


8451 DELAWARE STREET,
THORNTON, CO
80260
(Address of principal executive offices)
(Zip Code)

(303) 292-3456
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

This Current Report on Form 8-K is filed by Pure Cycle
Corporation, a Delaware corporation, in connection with the matters described herein.




ITEM 5.02(d)  	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
			ELECTION OF DIRECTORS; APPOINTMENT OF
			PRINCIPAL OFFICERS

On Thursday February 3, 2005, the Board of Directors of the Pure Cycle Corporation (the "Company") appointed Mr. Peter C. Howell as a member of the Board of Directors to fill a vacancy on the Board. There are no arrangements or understandings between Mr. Howell and any other person pursuant to which he was selected as a Director of the Company. Mr. Howell has not been appointed to any Board committees as of the date of this filing but is expected to be appointed to the Audit Committee.






SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2005


				PURECYCLE CORPORATION


				By: /s/ Mark W. Harding
				Mark W. Harding
				President and Chief Financial Officer